Exhibit 99.2

Navistar International Corporation 2701 Navistar Dr. Lisle, IL 60532 USA	P : 331-332-5000	W : navistar.com

Media Contact: Investor Contact: Web site:	Karen Denning, 331-332-3535 Heather Kos, 331-332-2406 www.Navistar.com/newsroom

NAVISTAR ANNOUNCES ADVANCED CLEAN ENGINE TECHNOLOGY TO MEET EMISSIONS REGULATIONS

Company working with EPA, CARB on transition plan

LISLE, Ill. (July 6, 2012) – Navistar International Corporation (NYSE: NAV) today announced that it will introduce its next generation clean engine solution – In-Cylinder Technology Plus (ICT+) – to meet 2010 U.S. Environmental Protection Agency (EPA) emissions regulations and position the company to meet greenhouse gas (GHG) rules in advance of 2014 and 2017 requirements. The ICT+ technology combines Navistar’s advanced in-cylinder engine expertise with urea-based aftertreatment and is expected to be available beginning early 2013.

“Our distinctive solution will leverage the investment and advancement we’ve made in clean engine technology while providing immediate certainty for our customers, dealers, employees and investors,” said Daniel C. Ustian, Navistar chairman, president and CEO. “We have made tremendous progress with in-cylinder technology and with the introduction of ICT+ our goal is to offer the world’s cleanest and most fuel efficient diesel engine – benefiting both our customers and the environment for years to come.”

By incorporating an already proven and certified aftertreatment system, the company looks forward to seamlessly offering production-ready vehicles early next year. Furthermore, this approach is expected to provide a clear path to quickly achieving 2017 GHG standards.

The company intends to continue to build and ship current model EPA-compliant trucks in all vehicle classes using appropriate combinations of earned emissions credits and/or non-compliance penalties (NCPs) during the transition to ICT+.

“We’ve shared our new technology path with the EPA and California Air Resources Board (CARB), and both agencies are encouraged by our plans,” Ustian said. “We will continue to work with the agencies to ensure that our customers receive uninterrupted deliveries in all 50 states during this transition.”

About Navistar

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, IC Bus™ brand school and commercial buses, Monaco® RV brands of recreational vehicles, and Workhorse® brand chassis for motor homes and step vans. It also is a private-label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The Company also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.Navistar.com/newsroom.

Cautionary Statement Regarding Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended, Section21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2011 and quarterly reports for fiscal 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.